UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re The Penn Traffic Company, et al	Case No. 09-14078 (PJW)
Debtors	Reporting Period: August 28, 2010

MONTHLY OPERATING REPORT

		Document	Explanation	Affidavit/Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1a			X
Schedule of Professional Fees Paid	MOR-1b	X
Copies of bank statements
Cash disbursements journals
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts	MOR-4b	X
Listing of aged accounts payable	MOR-4c	X
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Eric J. Sattler	9/24/10
Signature of Authorized Individual*	Date

Eric J. Sattler	VP of Finance, Interim CFO
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re	The Penn Traffic Company, et al	Case No. 09-14078 (PJW)
	Debtors	Period: August 28, 2010

MONTHLY OPERATING REPORT

Summary of Cases
	Debtor	Case Number

	The Penn Traffic Company, Debtor	09-14078 (PJW)
(1)	Sunrise Properties, Debtor	09-14079 (PJW)
(1)	Pennway Express, Inc., Debtor	09-14080 (PJW)
(1)	Penny Curtis Baking Company, Inc., Debtor	09-14082 (PJW)
(1)	Big M Supermarkets, Inc., Debtor	09-14083 (PJW)
	Commander Foods, Inc., Debtor	09-14084 (PJW)
(1)	P & C Food Markets, Inc. of Vermont, Debtor	09-14085 (PJW)
(1)	P.T. Development, LLC, Debtor	09-14086 (PJW)
(1)	P.T. Fayetteville/Utica, LLC, Debtor	09-14087 (PJW)

(1)	No financial data was maintained for these entities because such entities were not engaged in active operations during the relevant time period of this report.

MOR-1	Case No. 09-14978 (PJW)
Reporting Period: August 28, 2010

In re: The Penn Traffic Company, et al
Debtors
8/1 - 8/28 Total Cash Flow
($ in thousands)					8/1 - 8/28	Cumulative
	8-7-10	8-14-10	8-21-10	8-28-10	Total	to Date

Cash Receipts:

Store Cash	$-	$-	$-	$-	$-	$351
Sales Receipts	-	-	-	-	-	94,177
A/R Vendors	30	178	77	673	958	22,701
Sale Proceeds	-	-	-	-	-	86,501
Topco Dividend	-	-	-	-	-	-
Vendor Deposits	-	-	-	-	-	(1,451)
Utility Deposits	-	-	-	-	-	(723)
Other Receivables	-	-	-	-	-	101
Miscellaneous	-	-	-	-	-	20,299
Return of GE/Kimco Escrow Funds	-	-	-	-	-	600
Disputed Amounts/Litigation	-	-	-	-	-	-
LC Collateral and Fees	-	-	-	-	-	-
Prepaid Expenses	-	-	-	-	-	-
Other Assets	-	-	-	-	-	156
Pharmacy	8	6	8	10	33	42,018
Funds Transferred Cure Cost Escrow	-	-	-	-	-	(1,087)
Funds Transferred Closing Issues Escrow	-	-	-	-	-	(18)
Funds Transferred Prof Carve Out Escrow	-	-	-	-	-	(2,279)
Total Receipts	38	184	85	684	991	261,344

Cash Disbursements:

Employee Expenses:
Store Payroll, Taxes & Benefits	-	-	-	-	-	27,664
Corporate Payroll	14	12	12	37	74	4,358
Corporate Taxes and Benefits	9	11	5	21	46	2,206
Retention	-	-	-	-	-	-
Total Payroll, Taxes & Benefits	23	23	17	57	120	34,228

Operating Expenses:
Rent/Mortgage	-	-	-	10	10	3,472
Utilities	-	-	-	-	-	3,666
Supplies	-	-	-	-	-	267
Accounts Payable	34	29	14	37	113	97,651
401K	-	-	-	-	-	-
Insurance Premiums	-	-	-	-	-	421
Medical Tail	0	5	-	2	7	502
Workmans Comp Claims	-	-	-	-	-	2,436
Information Technology	-	-	-	-	-	-
Taxes	-	99	-	-	99	143
Sales Tax	-	-	-	-	-	2,681
Travel	-	-	0	-	0	7
Other	2	-	3	-	5	76,349
Miscellaneous	-	-	-	-	-	7,846
Contingency	-	-	-	-	-	-
Total Operating Expenses	36	133	16	48	234	195,440

Union:
Medical	-	-	-	-	-	5,449
Pension	-	-	-	-	-	1,161
Union Claims	-	-	-	-	-	48
Total Union Expenses	-	-	-	-	-	6,658

Bankruptcy Expenses:
Professional Fees	79	152	129	-	361	8,578
UST Fees	-	-	-	-	-	108
Claims Agent	-	-	69	-	69	1,378
Cure Costs	-	-	-	-	-	3,194
Administrative Claims/Other	-	-	-	-	-	-
Total Bankruptcy Expenses	79	152	198	-	429	13,259

Total Disbursements	139	308	231	106	783	249,585

Net Cash Flows	(100)	(124)	(146)	578	208	11,759

In re The Penn Traffic Company, et al		Case No. 09-14078 (PJW)
Debtor	MOR 1B	Reporting Period: August 30, 2010

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

		Amount		Check			Amount Paid			Year-To-Date		Retainer Information
Payee	Period Covered	Approved	Payor	Number		Date	Fees	Expenses	Adjustment	Fees	Expenses	Notes

Donlin Recano		40,000.00	Penn Traffic				40,000.00			40,000.00	-	Partially Paid with Retainer
Donlin Recano	11/1/09 -11/30/09	122,573.75	Penn Traffic	28195676		1/21/2010	91,343.67	31,230.08		131,343.67	31,230.08
Donlin Recano	12/22/2009	4,500.00	Penn Traffic	28274814		12/24/09	-	4,500.00		131,343.67	35,730.08
Donlin Recano	12/1/09 -12/31/09	123,854.43	Penn Traffic	28602926		1/21/2010	105,964.83	17,889.60		237,308.50	53,619.68
Donlin Recano	1/6/10 - 1/8/2010	20,500.00	Penn Traffic	28481927		1/12/10	-	20,500.00		237,308.50	74,119.68
Donlin Recano	1/24/2010	4,150.00	Penn Traffic	0000467	A	1/25/2010	-	4,150.00		237,308.50	78,269.68
Donlin Recano	1/1/10 - 1/31/10	276,170.57	Penn Traffic	265117		2/24/2010	243,243.15	32,927.42		480,551.65	111,197.10
Donlin Recano	2/17/2010	3,900.00	Penn Traffic	28943367		1/17/2010	-	3,900.00		480,551.65	115,097.10
Donlin Recano	3/9/10 - 3/10/10	14,625.00	Penn Traffic	29190692		3/8/2010	-	14,625.00		480,551.65	129,722.10
Donlin Recano	2/1/10 - 2/28/10	97,135.82	Penn Traffic	29349310		3/19/2010	75,778.62	21,357.20		556,330.27	151,079.30
Donlin Recano	3/1/10 - 3/31/10	183,424.00	Penn Traffic	WIRE30154484		5/21/2010	169,244.03	14,179.97		725,574.30	165,259.27
Donlin Recano	4/1/10 - 4/30/10	131,894.83	Penn Traffic	WIRE30154484		5/21/2010	119,310.64	12,584.19		844,884.94	177,843.46
Donlin Recano	5/1/10 - 5/31/10	154,128.55	Penn Traffic	WIRE30459102		6/16/2010	141,705.54	12,423.01		986,590.48	190,266.47
Donlin Recano	5/27/2010	2,200.00	Penn Traffic	WIRE30476011		6/17/2010	-	2,200.00		986,590.48	192,466.47
Donlin Recano	6/14/2010	1,500.00	Penn Traffic	WIRE30476011		6/17/2010	-	1,500.00		986,590.48	193,966.47
Donlin Recano	6/16/10 - 6/28/10	14,000.00	Penn Traffic	WIRE30560637		6/23/2010	-	14,000.00		986,590.48	207,966.47
Donlin Recano	6/1/10 - 6/30/10	152,714.62	Penn Traffic	1268-008		7/15/2010	139,856.66	12,857.62		1,126,447.14	220,824.09
Donlin Recano	7/1/10 - 7/31/10	68,592.48	Penn Traffic	WIRE8		8/18/2010	63,206.21	5,386.27		1,189,653.35	226,210.36

Conway, Del Genio, Greis	11/18/09 - 11/30/09	66,590.09	Penn Traffic				60,000.00	6,590.09		60,000.00	6,590.09	Paid with Retainer
Conway, Del Genio, Greis	12/1/09 - 12/31/09	162,686.75	Penn Traffic	28865298		2/10/2010	150,000.00	12,686.75		210,000.00	19,276.84	Partially Paid with Retainer
Conway, Del Genio, Greis	1/1/10 - 1/31/10	155,760.20	Penn Traffic	262967		1/7/2010	150,000.00	5,760.20		360,000.00	25,037.04
Conway, Del Genio, Greis	2/1/10 - 2/28/10	163,245.66	Penn Traffic	28865298		2/2/2010	150,000.00	13,245.66		510,000.00	38,282.70
Conway, Del Genio, Greis	3/1/10 - 3/31/10	164,893.51	Penn Traffic	29274664		3/8/2010	150,000.00	14,893.51		660,000.00	53,176.21
Conway, Del Genio, Greis	4/1/10 - 4/30/10	165,450.35	Penn Traffic	29709119		4/16/2010	150,000.00	15,450.35		810,000.00	68,626.56
Conway, Del Genio, Greis	5/1/10 - 5/31/10	162,556.36	Penn Traffic	30133205		5/20/2010	150,000.00	12,556.36		960,000.00	81,182.92
Conway, Del Genio, Greis	6/1/10 - 6/30/10	152,313.62	Penn Traffic	WIRE30359562		6/8/2010	140,000.00	12,313.62		1,100,000.00	93,496.54
Conway, Del Genio, Greis	Restructuring Fee	1,250,000.00	Penn Traffic	WIRE30613127		6/29/2010	1,250,000.00	-		2,350,000.00	93,496.54
Conway, Del Genio, Greis	Final Exp billing	13,860.69	Penn Traffic	2322		7/8/2010	-	13,860.69		2,350,000.00	107,357.23

Fulbright & Jaworski	11/18/09 - 11/30/09	62,378.72	Penn Traffic	27761495		11/17/2009	49,203.20	874.72		49,203.20	874.72	Partially Paid with Retainer
Fulbright & Jaworski	12/1/09 -12/31/09	97,457.23	Penn Traffic	28944754		2/17/2010	76,684.60	1,601.48		125,887.80	2,476.20
Fulbright & Jaworski	1/1/10 - 1/31/10	77,812.61	Penn Traffic	29363535		3/22/2010	59,992.20	2,822.36		185,880.00	5,298.56
Fulbright & Jaworski	2/1/10 - 2/28/10	38,335.78	Penn Traffic	29616130		4/9/2010	28,893.20	2,219.28		214,773.20	7,517.84
Fulbright & Jaworski	11/18/09 - 2/28/10	NA	Penn Traffic	30154540		5/21/2010	53,693.30	-	(3,000.00)	265,466.50	7,517.84
Fulbright & Jaworski	3/1/10 - 3/31/10	57,770.15	Penn Traffic	30015725		5/11/2010	45,734.60	601.90		311,201.10	8,119.74
Fulbright & Jaworski	4/1/10 - 4/30/10	37,489.93	Penn Traffic	WIRE30459125		6/16/2010	28,967.20	1,280.93		340,168.30	9,400.67
Fulbright & Jaworski	5/1/10 - 5/31/10	16,881.68	Penn Traffic	WIRE30723578		7/8/2010	13,323.60	227.18		353,491.90	9,627.85

Otterbourg, Steindler, Houston	12/2/09 - 12/31/09	348,408.72	Penn Traffic	29055915		2/25/2010	276,294.00	3,041.22		276,294.00	3,041.22
Otterbourg, Steindler, Houston	1/1/10 - 1/31/10	306,265.83	Penn Traffic	29363581		3/22/2010	237,465.60	9,433.83		513,759.60	12,475.05
Otterbourg, Steindler, Houston	2/1/10 - 2/28/10	88,178.00	Penn Traffic	29779154		4/22/2010	68,374.00	2,710.50		582,133.60	15,185.55
Otterbourg, Steindler, Houston	12/2/09 - 2/28/09	NA	Penn Traffic	30154627		5/21/2010	145,533.40	-	(5,992.00)	721,675.00	15,185.55	Fee Examiner and Unbilled
Otterbourg, Steindler, Houston	3/1/10 - 3/31/10	85,369.41	Penn Traffic	31033296		5/20/2010	67,205.60	1,362.41		788,880.60	16,547.96
Otterbourg, Steindler, Houston	4/1/10 - 4/30/10	147,248.75	Penn Traffic	WIRE30459164		6/16/2010	116,210.80	1,985.25		905,091.40	18,533.21
Otterbourg, Steindler, Houston	5/1/10 - 5/31/10	178,074.69	Penn Traffic	WIRE30913555		7/23/2010	140,554.00	2,382.19		1,045,645.40	20,915.40
Otterbourg, Steindler, Houston	3/1/10 - 5/31/10	NA	Penn Traffic	WIRE3		8/3/2010	80,992.60	-	(1,500.00)	1,125,138.00	20,915.40
Otterbourg, Steindler, Houston	6/1/10 -6/30/10	189,507.16	Penn Traffic	WIRE6		8/12/2010	150,245.60	1,700.16		1,275,383.60	22,615.56

Haynes and Boone	11/18/09 - 11/30/10	286,068.80	Penn Traffic				224,657.20	5,247.30		224,657.20	5,247.30	Paid with Retainer
Haynes and Boone	12/1/09 - 12/31/10	623,695.12	Penn Traffic	29517366		4/1/2010	492,994.40	7,452.12		717,651.60	12,699.42	Partially Paid with Retainer
Haynes and Boone	1/1/10 - 1/31/10	858,782.53	Penn Traffic	29965870		5/6/2010	677,477.60	11,935.53		1,395,129.20	24,634.95
Haynes and Boone	2/1/10 - 2/28/10	428,310.48	Penn Traffic	29982484		5/7/2010	331,599.40	13,811.23		1,726,728.60	38,446.18
Haynes and Boone	11/18/09 - 2/28/10	NA	Penn Traffic	30154572		5/21/2010	431,682.15	-	(31,691.25)	2,126,719.50	38,446.18
Haynes and Boone	3/1/10 - 3/31/10	387,058.30	Penn Traffic	WIRE30459145		6/16/2010	304,031.00	7,019.55		2,430,750.50	45,465.73

Morris, Nichols, Arsht & Tunnell	11/18/09 - 11/30/09	58,869.13	Penn Traffic				37,213.60	12,352.13		37,213.60	12,352.13	Paid with Retainer
Morris, Nichols, Arsht & Tunnell	12/1/09 - 12/31/10	119,798.11	Penn Traffic	29396065		3/24/2010	92,043.60	4,743.61		129,257.20	17,095.74	Partially Paid with Retainer
Morris, Nichols, Arsht & Tunnell	1/1/10 - 1/31/10	119,628.87	Penn Traffic	29689519		4/16/2010	89,082.40	8,275.87		218,339.60	25,371.61
Morris, Nichols, Arsht & Tunnell	2/1/10 - 2/28/10	64,693.86	Penn Traffic	29779098		4/22/2010	50,589.60	1,456.86		268,929.20	26,828.47
Morris, Nichols, Arsht & Tunnell	11/18/09 - 2/28/10	NA	Penn Traffic	30154600		5/21/2010	67,232.30	-	(2,250.00)	336,161.50	26,828.47

Stevens & Lee	12/2/09 - 12/31/09	99,314.75	Penn Traffic	29396150		3/24/2010	78,304.40	1,434.25		78,304.40	1,434.25
Stevens & Lee	1/1/10 - 1/31/10	76,199.69	Penn Traffic	29396150		3/24/2010	59,384.00	1,969.69		137,688.40	3,403.94
Stevens & Lee	2/1/10 - 2/28/10	29,112.30	Penn Traffic	29779179		4/22/2010	22,411.20	1,098.30		160,099.60	4,502.24
Stevens & Lee	12/2/09 - 2/28/10	NA	Penn Traffic	30154653		5/21/2010	40,024.90	-	(2,500.00)	200,124.50	4,502.24
Stevens & Lee	3/1/10 - 3/31/10	18,628.45	Penn Traffic	30133608		5/20/2010	13,923.20	1,224.45		214,047.70	5,726.69
Stevens & Lee	4/1/10 - 4/30/10	13,613.65	Penn Traffic	WIRE30544194		6/22/2010	10,166.40	905.65		224,214.10	6,632.34
Stevens & Lee	3/1/10 - 5/31/10	NA	Penn Traffic	WIRE9		8/18/2010	7,466.70	-		231,680.80	6,632.34

FTI Consulting	12/2/09 - 12/31/09	183,921.14	Penn Traffic	29517307		4/1/2010	146,471.20	832.14		146,471.20	832.14
FTI Consulting	1/1/10 - 1/31/10	73,330.49	Penn Traffic	WIRE30544285		6/22/2010	57,936.40	909.99		204,407.60	1,742.13
FTI Consulting	2/1/10 - 2/28/10	16,014.18	Penn Traffic	WIRE30544285		6/22/2010	12,777.60	42.18		217,185.20	1,784.31
FTI Consulting	12/1/09 - 2/28/10	NA	Penn Traffic	WIRE7		8/18/2010	54,296.30	-		271,481.50	1,784.31

BTB Assocaites, LLC	1/7/10 - 3/31/10	13,584.80	Penn Traffic				10,844.00	29.80		10,844.00	29.80

WDC Solutions, Ltd.	7/1/10 - 7/31/10	67,388.03	Penn Traffic	WIRE10		8/23/2010	50,000.00	17,388.03		50,000.00	17,388.03

Total		9,142,412.62					8,541,630.40	463,939.68	(46,933.25)

In re The Penn Traffic Company, et al	Case No. 09-14078 (PJW)
Debtors	Reporting Period: August 28, 2010
MOR 2
Consolidated Statement of Operations
(In thousands)
Unaudited

	Penn	Commander	Pennway	Penny	Sunrise	Penn Traffic	Consolidated
	Traffic	Foods	Express	Curtiss	Properties	Eliminations	Penn Traffic

Revenues	$8	$-	$-		$-		$8

Cost and Operating Expenses
Cost of sales	-	-					-
Selling and administrative expenses	334	96				-	431
Asset impairment charge	-	-	-	-	-	-	-
Goodwill impairment charge	-	-	-	-	-	-	-

Operating Income	(326)	(96)	-	-	-	-	(422)

Interest expense	122	-	-	-	-	-	122
Reorganization expense	295	-	-	-	-	-	295

(Loss) Income from continuing operations before taxes	(743)	(96)	-	-	-	-	(839)

Provision for income taxes	-	-	-	-	-	-	-

(Loss) Income before loss from discontinued operations, net of tax	(743)	(96)	-	-	-	-	(839)

(Loss) income from discontinued operations, net of tax	-	-	-	-		-	-

(Loss) Income before extraordinary item	(743)	(96)	-	-	-	-	(839)

Extraordinary item	-	-	-	-	-	-	-

Net (Loss) Income	$(743)	$(96)	$-	$-	$-	$-	$(839)

(1)   The following legal entities: Big M Supermarkets, Inc., PT Fayetteville/Utica, LLC, P&C Food Markets, Inc of Vermont, and  PT-Development, LLC, are not reported on the above schedule due to the fact that there was no or nominal activity for the reporting period.

In re: The Penn Traffic Company, et al	Case No. 09-14078 (PJW)
Debtors	Reporting Period: August 28, 2010
MOR 3
Consolidated Balance Sheet
As of August 28, 2010
Unaudited
(In Thousands)

	Penn	Commander		Pennway	Penny	Sunrise	Penn Traffic	Consolidated
	Traffic	Foods	Big M	Express	Curtiss	Properties	Eliminations	Penn Traffic
ASSETS

Current Assets:
Cash and short-term investments	38,202	-	-	-	-	-	-	38,202
Accounts and notes receivables	10,174	-	-	128	-	-	-	10,302
Inventories	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	416	-	-	-	-	-	-	416
Assets Held for Sale	-	-	-	-	-	-	-	-
	48,792	-	-	128	-	-	-	48,920

Noncurrent Assets:
Capital leases	-	-	-	-	-	-	-	-
Property, plant and equipment	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Intangible assets	-	-	-	-	-	-	-	-
Other assets	32,322	-	-	-	-	-	-	32,322
	81,114	-	-	128	-	-	-	81,242

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
Current portion of obligations under capital leases	-	-	-	-	-	-	-	-
Current maturities under long-term debt	-	-	-	-	-	-	-	-
Trade account and drafts payables	-	-	-	-	-	-	-	-
Other current liabilities	17,041	-	-	-	-	-	-	17,041
Accrued interest expense	-	-	-	-	-	-	-	-
Deferred income taxes	-	-	-	-	-	-	-	-
	17,041	-	-	-	-	-	-	17,041

Intercompany payables	-	-	-	-	-	-	-	-

Noncurrent Liabilities:
Obligations under capital leases	-	-	-	-	-	-	-	-
Long-term debt	-	-	-	-	-	-	-	-
Deferred income taxes	-	-	-	-	-	-	-	-
Other noncurrent liabilities	-	-	-	-	-	-	-	-

Total Liabilities Subject to Compromise	77,818	-	-	-	2,609	-	-	80,427

Stockholders' Equity:
Preferred stock	(20)	-	-	-	20	-	-	-
Common Stock	36	-	20	1	30	1	-	88
Capital in excess of par	128,246	-	-	-	-	-	-	128,246
Stock warrants	-	-	-	-	-	-	-	-
Retained Earnings	(141,737)	-	(20)	127	(2,659)	(1)	-	(144,290)
Accumulated other comprehensive loss	(270)	-	-	-	-	-	-	(270)
Total Stockholders Equity	(13,745)	-	-	128	(2,609)	-	-	(16,226)

	81,114	-	-	128	-	-	-	81,242

(1) Balance does not include any contingent claims such as multi-employer pension plans that is expected to increase the liabilities above the value of any assets of the company.

In re: The Penn Traffic Company, et al	Case No. 09-14078 (PJW)
Debtors	Reporting Period: Aug 28, 2010

MOR 4
Status of Post Petition Taxes

	07/31/10					8/28/10
	Beginning	Amount Withheld	Amount	Date	Check No.	Ending
	Tax Liability	or Accrued	Paid	Paid	or EFT	Tax Liability
Federal
Withholding	(3,751)	(16,194)	19,945	08/16/10		-

FICA -Employee	(1,599)	(7,390)	39	08/04/10		-
			58	08/11/10
			8,830	08/16/10
			29	08/18/10
			33	08/25/10

FICA -Employer	(1,599)	(7,390)	39	08/04/10		-
			58	08/11/10
			8,830	08/16/10
			29	08/18/10
			33	08/25/10

Totals	(6,949)	(30,973)	37,922			-

Unemployment	(5,488)	8	5,480	08/06/10		-

Income
Other
Total Federal Taxes	(12,437)	(30,966)	43,403			-

State
Withholding- PA	-					-
Withholding- VT	-		-			-
Withholding- NY	(1,306)	(3,883)	2,117	08/04/10		-
			1,306	08/11/10
			886	08/18/10
			881	08/25/10

Total State Withholding	(1,306)	(3,883)	5,189			-

Local Taxes
Local -EIT	-					-
Local -LST	-					-
Total Local Taxes	-	-	-			-

Sales
Sales - NY	-					-
Sales - PA	-					-
Sales - OH	-					-
Sales - VT	-	-	-			-

Total Sales Tax	-	-	-			-

Excise
Unemployment - NY	(23)	23				-

Unemployment - PA	-					-
Unemployment - VT	-					-
Unemployment - NH	-					-
Real property	-					-
Tobacco	-	-	-			-

Total Excise	(23)	23	-			-

Other
Meals and Room - VT	-	-	-			-

Meals and Room - NH	-	-	-			-
Mercantile Tax	-	-	-			-
Delaware Franchise Tax	-	(99,383)	99,383			-
Total Other	-	(99,383)	99,383			-

Total Taxes	(13,766)	(134,208)	147,974			-

In re: The Penn Traffic Company et al	Case No. 09-14978 (PJW)
Debtors	Reporting Period: August 28, 2010

MOR 4b
SUMMARY OF UNPAID POSTPETITION DEBTS

		Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	0					0
Wages Payable	14,551					14,551
Taxes Payable	0					0
Rent/Leases-Building					66,980	66,980
Rent/Leases-Equipment						0
Secured Debt/Adequate Protection Payments						0
Professional Fees	2,042,576					2,042,576
Amounts Due to Insiders						0
Other Accrued Liabilities	416,123					416,123
Other:__________________________						0
Total Postpetition Debts	2,473,250	0	0	0	66,980	2,540,230

In re	The Penn Traffic Company	Case N09 -14078 (PJW)
	Debtor	Reporting Per August 28, 2010

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
MOR 5a

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$11,124,570
+ Amounts billed during the period (Aged)
- Amounts collected during the period (Aged)	$823,977
- Amounts collected during the period (Not Aged)	$303,467
+ Amounts billed during the period (Not Aged)
Total Accounts Receivable at the end of the reporting period	$9,997,126

Accounts Receivable Aging	Amount
0 - 30 days old	$23,911
31 - 90 days old	$19,471
91 - 180 days old	$1,021,099
181 - 365 days old	$1,866,341
365 + days old	$(185,779)
Subtotal Aged Accounts Receivable	$2,745,043
Accounts Receivable Not Aged	$12,607,113
Total Accounts Receivable	$15,352,156
-Amount considered uncollectible (Bad Debt)	$5,355,030
Accounts Receivable (Net)	$9,997,126

DEBTOR QUESTIONNAIRE

Must be completed each month		Yes	No
1	Have any assets been sold or transferred outside the normal course of business
	this reporting period? If yes, provide an explanation below.		X
2	Have any funds been disbursed from any account other than a debtor in possession
	account this reporting period?		X
3	Have all postpetition tax returns been timely filed? If no, provide an explanation
	below.	X
4	Are workers compensation, general liability and other necessary insurance
	coverages in effect? If no, provide an explanation below.	X
5	Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened
	provide the required documentation pursuant to the Delaware Local Rule 4001-3.		X

In re	Pennway Express, Inc.	Case N09 -14080 (PJW)
	Debtor	Reporting Per August 28, 2010

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
MOR 5b

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$129,289
+ Amounts billed during the period	$-
- Amounts collected during the period	$-
Total Accounts Receivable at the end of the reporting period	$129,289

Accounts Receivable Aging	Amount
0 - 30 days old	$-
31 - 90 days old	$-
91 - 180 days old	$-
181 - 365 days old	$99,583
365 + days old	$29,706
Subtotal Aged Accounts Receivable	$129,289
Accounts Receivable Not Aged	$-
Total Accounts Receivable	$129,289
-Amount considered uncollectible (Bad Debt)
Accounts Receivable (Net)	$129,289

DEBTOR QUESTIONNAIRE

Must be completed each month		Yes	No
1	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		X
3	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5
Has any bank account been opened during the reporting period?  If yes, provide documentation identifying the opened account(s).  If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re The Penn Traffic Company et al	Case No.	09-14078 (PJW)
Debtors	Reporting Period:	August 28, 2010

Status of Bank Reconciliations and Unpaid Postpetition Taxes

I, Eric J. Sattler, certify that:

I am the Vice President of Finance and Interim Chief Financial Officer of The Penn Traffic Company and Vice President of each of its affiliated Debtors.

All of the Company's bank reconciliations have been balanced for the period ending August 28, 2010.  A list of those bank accounts with period ending balances is attached.

All post-petition witholding taxes, property taxes, real estate taxes, sales and use taxes and sales taxes that are due and payable were paid. A list of those taxes paid is attached.

/s/ Eric J. Sattler	9/24/10
Eric J. Sattler	Date
VP of Finance and Interim CFO

	The Penn Traffic Company
	Bank Account Balances
			Actual
	Bank Name	A/C#	8-28-10
1	First Commonwealth Bank	4983	-	*
2	Bank of America Business Capital	2194	95,584
3	Bank of America Business Capital	3549	-	*
4	Bank of America Business Capital	2204	25,000
5	Bank of America Business Capital	5976	-
6	Banc of America Securities LLC	4712	-	*
7	Bank of America Business Capital	6956	(8,723)
8	HSBC Bank USA, National Association	3033	-	*
9	Bank of America Business Capital	2069	-	*
10	Bank of America Business Capital	3549	-	*
11	HSBC Bank USA, National Association	9521	4,740
12	Bank of America Business Capital	2069	-
13	HSBC Bank USA, National Association	7256	499,313
14	HSBC Bank USA, National Association	4225	29
15	HSBC Bank USA, National Association	4439	303
16	Bank of America Business Capital	2084	-
17	Fifth Third Bank	4602	-	*
18	Fifth Third Bank	4651	-	*
19	Lake Region Bank	5136	-	*
20	Lake Region Bank	5224	-	*
21	Lake Region Bank	5312	-	*
22	Lake Region Bank	5558	-	*
23	HSBC Bank USA, National Association	0463	(20,974)
24	HSBC Bank USA, National Association	0974	-	*
25	HSBC Bank USA, National Association	7312	-	*
26	First Citizens Bank	1002	-	*
27	NBT Bank	2424	-	*
28	Peoples State Bank	3200	-	*
29	Ameriserv Financial Bank	5230	-	*
30	RBS Citizens, National Association	5043	-	*
31	First Commonwealth Bank	2264	-	*
32	Hamlin Bank	0306	-	*
33	HSBC Bank USA, National Association	6050	-	*
34	M&T Bank	6855	-	*
35	Merchants Bank	1875	-	*
36	National City Bank/PNC Bank	8153	-	*
37	Northwest Savings Bank	3249	-	*
38	Northwest Savings Bank	3245	-	*
39	PNC Bank	8142	-	*
40	S&T Bank	6912	-	*
41	Bank of America Business Capital	8023	-	*
42	Bank of America Business Capital	2852	-	*
43	Bank of America Business Capital	2865	-	*
44	Bank of America Business Capital	2878	-	*
45	Bank of America Business Capital	7938	-	*
46	Bank of America Business Capital	1347	37,605,688
	Total		$38,200,959

* Bank Account has been closed

The Penn Traffic Co.
Taxes Paid Through 08/28/2010.

	Tax	Amount	Date
Legal Entity	Paid	Paid	Paid
Taxes Paid through November 28		1,681,547.75
Taxes Paid through December 28		3,022,437.39
Taxes Paid through January 30		5,047,570.34
Taxes Paid through February 27		3,017,188.94
Taxes Paid through March 27		1,462,243.69
Taxes Paid through May 1		1,764,707.42
Taxes Paid through May 29		484,384.27
Taxes Paid through June 26		49,764.08
Taxes Paid through July 31		81,433.65

Penn Traffic Co.	Fed-SS-MED	78.46	08/04/10
Penn Traffic Co.	Fed-SS-MED	115.48	08/11/10
Penn Traffic Co.	Fed-SS-MED	57.58	08/18/10
Penn Traffic Co.	Fed-SS-MED	66.90	08/25/10
Penn Traffic Co.	Delaware Franchise Tax	99,382.50	08/11/10
Penn Traffic Co.	FUTA	5,480.33	08/06/10
Commander Foods Inc	NY Withholding	2,117.09	08/04/10
Commander Foods Inc	NY Withholding	1,305.64	08/11/10
Commander Foods Inc	NY Withholding	885.55	08/18/10
Commander Foods Inc	NY Withholding	880.71	08/25/10
Commander Foods Inc	Fed-SS-MED	37,603.79	08/16/10

Taxes Paid Through August 28		147,974.03

Total Taxes Paid		16,759,251.56